Exhibit 10.1

Share Purchase Agreement

BETWEEN

THE PERSONS NAMED IN SCHEDULE 1 HERETO (as vendorS)

AND

EUDA HEALTH HOLDINGS LIMITED (as purchaser)

conyers.com

TABLE OF CONTENTS

1.	INTERPRETATION	3

2.	SALE AND PURCHASE	5

3.	CONSIDERATION	5

4.	conditions precedent	5

5.	EARN OUT	6

6.	registration rights	6

7.	COMPLETION ARRANGEMENTS	7

8.	REPRESENTATIONS AND WARRANTIES	8

10.	Limitation on LIABILITIES	13

11.	FURTHER ASSURANCES	13

12.	COSTS	13

13.	MISCELLANEOUS	13

14.	NOTICES	14

15.	HEADINGS	15

16.	COUNTERPARTS	15

17.	GOVERNING LAW	15

Schedule 1 SALE SHARES		22

2

SHARE purchase agreement

THIS AGREEMENT is dated.

BETWEEN:

(1)	The persons named in schedule 1 hereto (each a “Vendor” and collectively the “Vendors”); and

(2)	EUDA Health Holdings Limited, a business company incorporated and validly existing under the laws of the British Virgin Islands, whose registered office is located at Clarence Thomas Building, P.O. Box 4649, Road Town, Tortola, British Virgin Islands (the “Purchaser”).

WHEREAS:

(A)	The Vendors collectively own all of the issued shares with par value of US$1.00 each (the “Sale Shares”) of Fortress Cove Limited (the “Company”), a business company incorporated and validly existing under the laws of the British Virgin Islands, whose registered office is located at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, British Virgin Islands VG1110, with full right to sell the same free from all charges, liens, and encumbrances of any kind; and

(B)	The Vendors have agreed to sell and the Purchaser has agreed to purchase the Sale Shares on and subject to the terms herein.

IT IS HEREBY AGREED as follows:

1.	INTERPRETATION

1.1.	In this Agreement, unless the context otherwise requires, the following words and expressions shall have the following meanings:

“Act”	means the BVI Business Companies Act, 2004 of the British Virgin Islands, as the same may be amended from time to time;

“Additional Consideration Shares”	has the meaning ascribed to it in Clause 3.1(b);

“Agreement”	means this share purchase agreement and includes all schedules hereto;

“Business Day”	means any day other than a Saturday, Sunday or public holiday in the British Virgin Islands and the United States;

“CKHP”	means CK Health Plus Sdn Bhd, a company incorporated under the laws of Malaysia;

“CKHP’s Net Income”	means, for the applicable fiscal year commencing on January 1 and ending on December 31, Revenues minus Cost of Revenues minus Operating Expenses plus Other Income minus Other Expenses minus Provision for Income Taxes, with each item listed in this definition determined in accordance with GAAP;

3

SHARE purchase agreement

“Company”	has the meaning ascribed to it in recital (A);

“Completion”	means completion of the sale and purchase of the Sale Shares hereunder;

“Completion Date”	means 8 May 2024 or such other date as the Parties may agree;

“Conditions”	means the conditions precedent set out in Clause 4.1 and “Condition” means any or a specific one of them;

“Consideration Shares”	has the meaning ascribed to it in it in Clause 3.1(a);

“Encumbrance”	means any lien, encumbrance, mortgage, usufruct, deed of trust, security interest, easement, pledge, attachment or other encumbrance, charge, assignment, assessment, lease, levy, transfer restriction, option, preemptive right, voting trust or agreement, restriction on voting rights, proxy or other adverse claim;

“Long Stop Date”	means 7 May 2024 or such other date as may be agreed in writing by the Parties;

“Milestones”	means the milestones set out in Clause 5.1 and “Milestone” means any or a specific one of them;

“Parties”	means the parties to this Agreement and “Party” means any one of them;

“Sale Shares”	has the meaning ascribed to it in recital (A);

“Securities Act”	Securities Act of 1933 of the United States;

“Securities and Exchange Commission”	Securities and Exchange Commission of the United States;

“US$”	means U.S. dollars, the lawful currency of the United States; and

“Warranties”	means the representations, warranties and undertakings of the Vendors as set forth in Clause 8.1.

1.2.	In this Agreement unless the context otherwise requires:

(a)	references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions from time to time and shall include references to any provisions of which they are re-enactments (whether with or without modification);

4

SHARE purchase agreement

(b)	references to clauses and schedules are references to clauses hereof and schedule hereto; references to sub-clauses or paragraphs are, unless otherwise stated, references to sub-clauses of the clause or paragraphs in which the reference appears;

(c)	references to the singular shall include the plural and vice versa and references to the masculine shall include the feminine and/or neuter and vice versa; and

(d)	references to persons shall include companies, partnerships, associations and bodies of persons, whether incorporated or unincorporated.

2.	SALE AND PURCHASE

2.1.	Subject to the terms and conditions of this Agreement, each of the Vendors as legal and beneficial owners shall sell their respective portions of the Sale Shares as specified against their names in column (2) of Schedule 1, and the Purchaser shall purchase, all the Sale Shares free from all Encumbrances together with all rights now or hereafter attaching thereto.

3.	CONSIDERATION

3.1.	The consideration for the Sale Shares shall be:

(a)	US$15,000,000.00 to be satisfied by the allotment and issuance of an aggregate of 10,000,000 new shares with no par value by the Purchaser to the Vendors in such portion as specified against their respective names in column (3) of Schedule 1 (the “Consideration Shares”) in accordance with Clause 7 at Completion; and

(b)	if all of the Milestones are achieved, in addition to the Consideration Shares, the Vendors shall be entitled to an aggregate of 1,000,000 new shares with no par value to be allotted and issued by the Purchaser to the Vendors in such portion as specified against their respective names in column (4) of Schedule 1 (the “Additional Consideration Shares”) in accordance with Clause 5.2.

3.2.	The Consideration Shares and if applicable, the Additional Consideration Shares, shall be issued credited as fully paid-up and free from all and any Encumbrances whatsoever, and shall rank pari passu in all respects with and carry all rights similar to the then existing ordinary shares in the Purchaser.

3.3.	The Purchaser shall not be obliged to complete the purchase of any of the Sale Shares unless the purchase of all the Sale Shares is completed simultaneously.

4.	conditions precedent

4.1.	Notwithstanding any other provisions in this Agreement, the obligation of the Purchaser to complete the transactions provided for herein will be subject to the fulfilment of the following conditions on or before the Long Stop Date:

(a)	the Purchaser being satisfied (at its sole discretion) with the results of a due diligence on the assets, business and liabilities of the Company and CKHP;

(b)	the Purchaser’s nominees forming the majority of the Company’s and CKHP’s board of directors;

5

SHARE purchase agreement

(c)	the Vendors legally and beneficially owning the Sale Shares in the proportion as set out in Schedule 1 and the Sale Shares represent all the issued shares of the Company; and

(d)	the Warranties have not been found to be untrue.

4.2.	The parties shall use their commercial endeavours to procure that all the Conditions are satisfied by the Long Stop Date.

4.3.	If any of the Conditions shall have not been fulfilled to the satisfaction of the Purchaser by the Long Stop Date, the Purchaser (in addition to and without prejudice to any other claims, rights and remedies the Purchaser shall have) shall have the right by notice in writing to (i) terminate and rescind this Agreement and annul the sale and purchase of the Sale Shares herein provided or (ii) extend the Long Stop Date to such other date as may be agreed in writing by the Parties.

4.4.	Subject to Clause 4.3, the Parties agree, to the extent permitted by law, that the only right and remedy in relation to breach of any Warranty after the Long Stop Date shall be for contractual damages for breach of this Agreement.

5.	EARN OUT

5.1.	The Vendors shall only be entitled to the Additional Consideration Shares upon achievement of both milestones below:

(a)	the audited financial statements of CKHP for the fiscal year ending December 31, 2024 confirms that CKHP’s Net Income is at least US$2,000,000.00; and

(b)	the audited financial statements of CKHP for the fiscal year ending December 31, 2025 confirms that CKHP’s Net Income is at least US$5,000,000.00.

5.2.	The Additional Consideration Shares shall be allotted and issued to the Vendors as soon as practicable after both Milestones are achieved. For avoidance of doubt, none of the Additional Consideration Shares will be issued to the Vendors if conditions in the foregoing Section 5.1 are not met.

6.	registration rights

6.1.	The Consideration Shares and if applicable, the Additional Consideration Shares to be allotted and issued shall be restricted shares upon initial issuance, subject to the registration rights set forth herein.

6.2.	The Purchaser represents, covenants and warrants that it shall file with the Securities and Exchange Commission (the “SEC”) (at the Purchaser’s expense) a registration statement for the resale of (i) the Consideration Shares as soon as practicable but in no event more than thirty (30) days following the filing of the Purchaser’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023 with the SEC, and (ii) the Additional Consideration Shares as soon as practicable but in no event more than thirty (30) days following the date of allotment and issue of the Additional Consideration Shares, and the Purchaser shall use its best efforts to promptly secure effectiveness of such registration statement. Upon the registration statement being declared effective by the Securities and Exchange Commission, the Purchaser shall, within two (2) Business Days of the effectiveness date, deliver to the Purchaser’s transfer agent an opinion of Purchaser’s counsel that the Consideration Shares (or the Additional Consideration Shares as the case may be) can be resold pursuant to an effective registration statement..

6

SHARE purchase agreement

7.	COMPLETION ARRANGEMENTS

7.1.	Completion shall take place on the Completion Date when:

(a)	the Vendors shall deliver to the Purchaser or procure the delivery to the Purchaser of:

(i)	duly completed and executed share transfer forms in respect of the Sale Shares specified against their respective names in column (2) of Schedule 1, in favour of the Purchaser, together with the share certificates in respect of the relevant Sale Shares;

(ii)	written directors’ resolutions of the Company approving (aa) the transfer of the Sale Shares to the Purchaser, (bb) the registration of the Purchaser as the holder of the Sale Shares in the register of members of the Company and the issue of a new share certificate in respect of the Sale Shares in favour of the Purchaser; (cc) the resignation of the person(s) listed in paragraph (iii) below and (subject to the receipt of the relevant consent letters duly executed) the appointments of such new directors as shall be nominated by the Purchaser; (dd) a change in the client of record of the registered agent / registered office of the Company to such person as the Purchaser shall nominate with effect from the time immediately following Completion; and (ee) the revocation of all existing banking mandates of the Company and the substitution therefor of such banking mandates as the Purchaser shall direct;

(iii)	the written resignation of all of the directors, the officers and the secretary (if any) of the Company from their respective offices, in each case to take effect from and on the Completion Date, which resignations shall include their written confirmation that they have no outstanding claims against the Company for the loss of the offices in question or of their employment or otherwise arising;

(iv)	the original current register of members of the Company updated to reflect the Purchaser as the holder of the Sale Shares and if requested by the Purchaser, the new share certificate in respect of the Sale Shares in the name of the Purchaser;

(v)	all Company books and records, including, without limitation, the original certificate of incorporation, the current memorandum and articles of association, the register of members, the register of directors, copies of all notices filed with the Registrar of Corporate Affairs (British Virgin Islands), the register of charges, and minutes of all meetings and resolutions of shareholders and minutes of all meetings and resolutions of directors, all maintained in accordance with section 102 of the Act; and

(vi)	confirmation that the “client of record” (as such term is commonly understood by registered agents handling company affairs in the British Virgin Islands) for the Company has advised the Company’s registered agent / registered office to take instructions from the Purchaser on a going forward basis after the Completion.

7

SHARE purchase agreement

(b)	the Purchaser shall deliver to the Vendors (or their nominees notified to the Purchaser in writing at least five Business Days before the Completion Date) such portion of the Consideration Shares as specified against their respective names in column (3) of Schedule 1 by procuring the entry of the names of the Vendors (or their nominees) in the register of members of the Purchaser.

8.	REPRESENTATIONS AND WARRANTIES

8.1.	Each Vendor hereby represents and warrants to the Purchaser on the date of this Agreement and on Completion that:

(a)	he/she has full capacity, power and authority to:

(i)	execute and deliver this Agreement;

(ii)	sell such number of Sale Shares as specified against his/her name in column (2) of Schedule 1; and

(iii)	comply with the provisions and perform his/her obligations under this Agreement;

(b)	this Agreement constitutes the legal, valid and binding obligations of each Vendor enforceable in accordance with its terms;

(c)	the execution and delivery of, and the performance by each Vendor of his/her obligations under this Agreement will not result in a breach of: (i) any agreement to which he/she is a party to or by which any of his/her assets are bound; or (ii) any order, judgment or decree of any governmental authority having jurisdiction over him;

(d)	no bankruptcy order has been made against him/her and, so far as he/she is aware, no petition or the like is outstanding for his/her bankruptcy (or analogous process);

(e)	each Vendor owns the legal and beneficial title and interest in the Sale Shares specified against his/her name in column (2) of Schedule 1 and is legally and beneficially entitled to sell and transfer to the Purchaser the full and lawful ownership of such Sale Shares on the terms of this Agreement;

(f)	the Sale Shares constitute all of the validly allotted and issued shares in the Company and are fully paid up or credited as fully paid, and there are no voting trusts or agreements, proxies, call options, drag-along rights, tag-along rights, rights of first refusal or negotiation or similar rights of any person relating to the Sale Shares;

(g)	the Sale Shares are free from any Encumbrances whatsoever;

(h)	the Company is authorised to issue up to 50,000 shares each, and there are issued and outstanding 350 ordinary shares with par value of US$1.00 each in the Company. No shares of the Company are held as treasury shares by the Company. All the issued and outstanding shares of the Company are duly authorised, validly issued, fully paid, non-assessable and free of any preemptive rights and are held of record by the Vendor, and all amounts otherwise payable to holders of shares of the Company as capital reductions or dividend distributions have been paid in full;

8

SHARE purchase agreement

(i)	there are no outstanding (i) securities of the Company convertible into or exchangeable for shares or other voting securities or equity securities in the Company; (ii) options, calls, restricted shares, warrants, rights or other agreements or commitments of any character to acquire from the Company, or obligations of the Company to issue or transfer, any capital, voting securities or other equity securities (or securities convertible into or exchangeable for capital or voting securities or other equity securities) in the Company; (iii) obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital, voting securities or other equity securities in the Company; (iv) obligations of the Company to make any payment based on the value of any securities of the Company; (v) obligations of the Company to purchase, repurchase, redeem or otherwise acquire any securities of the Company; or (vi) share appreciation, phantom shares, profit participation or similar rights with respect to the Company;

(j)	the Company does not have any interest in any land in the British Virgin Islands and is therefore not considered a “land owning company” as such term is understood under the Act;

(k)	there are no agreements concerning the Company which will or may be terminated or the terms of which will or may in any way be varied as a result of a change in the control of the Company or in the composition of the board of directors of the Company;

(l)	the Company is a company duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(m)	the Company is duly licensed, registered and qualified to do business, is up-to-date in the filing of all required corporate returns and other notices and filings, had paid all governmental fees, taxes and stamp duty from it and is otherwise in good standing in all respects in the jurisdiction of its incorporation, and has not committed any breach of the requirements appropriate to a business company as the same are laid down in the Act, and all statutory records required to be kept or filed by the Company have been properly kept or filed and comply with all requirements of any applicable legislation;

(n)	(i) each of the Company is not involved, whether as claimant or defendant or other party, in any claim, legal action, proceeding, suit, litigation, mediation or arbitration, (ii) no such claim, legal action, proceeding, suit, litigation, mediation or arbitration is pending or threatened by or against the Company (iii) there is not outstanding against the Company any judgment or order of any court and neither the Company has given to any court or other authority any undertaking or promise which is now binding upon it, and (iv) each of the Company is not the subject of any investigation or enquiry by any government department or agency or under any statutory provision;

(o)	(i) the Company is able to pay its debts when due and has not entered into any arrangement or compromise with any creditors, (ii) neither the Company nor any of its directors or creditors has presented any petition, application or other proceedings for administration, judicial management, creditors’ voluntary arrangement or similar relief by which the affairs, business or assets of the Company are managed by a person appointed for the purpose by a court, governmental authority or similar body, or by any director or creditor or by the Company itself nor has any such order or relief been granted or appointment made, (iii) no order has been made, petition or application presented, resolution passed or meeting convened for the purpose of winding-up of the Company or whereby the assets of the Company are to be distributed to creditors or shareholders or other contributories of the Company, and (iv) no arrangement, procedure, step, order, petition, application, resolution or meeting, analogous to those described above has occurred, commenced or been taken or made in any jurisdiction;

9

SHARE purchase agreement

(p)	the Company is the sole legal and beneficial owner of the entire share capital of CKHP;

(q)	the shares in CKHP are the only asset owned by the Company and the shares in CKHP are free from any Encumbrances whatsoever. Save for the Company’s shareholding interests in CKHP, the Company is not the legal or beneficial owner or holder of any share or has any interest of any description in any other person;

(r)	save for the holding of the shares in CKHP, the Company has not carried on any other business and does not have any branch, business, division, establishment or operations in any jurisdiction;

(s)	(i) there are no financial facilities (including loans, derivatives and hedging arrangements) outstanding or available to the Company from any third party, (ii) the Company has no borrowing of any description, (iii) there is no outstanding guarantee, indemnity, suretyship or security (whether or not legally binding) given by the Company or for the benefit of the Company, (iv) no Encumbrance has been given or entered into (or agreed to be given or entered into) by the Company in respect of the borrowings or other obligations of itself or any person, (v) there are no liabilities, whether actual, contingent, quantified, unquantified or disputed of the Company, (vi) the Company is not party to any contract or arrangement nor is aware of any act, omission or other thing which does or might place the Company in breach of any provision of law, and (vii) the Company does not have any employees;

(t)	(i) no party has a right to subscribe for, convert any debt for, or acquire any, shares of the Company nor is the Company under any obligation whatsoever to issue and allot new shares to any party; and

(u)	the Vendor has disclosed to the Purchaser all information relevant to enable the Purchaser to properly evaluate the Company and all information provided by the Vendors to the Purchaser under or in connection with this Agreement is true in all material respect and is not, by omission or otherwise, misleading in any material respect.

8.2.	Each of Chong Yew Yen and Chong Yew Phang hereby represents and warrants, save as is disclosed in a disclosure letter, if any, to be provided to the Purchaser at least three (3) business days prior to Completion, to the Purchaser on the date of this Agreement and on Completion that:

(a)	CKHP is a company duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation;

10

SHARE purchase agreement

(b)	the shares in CKHP are free from any Encumbrances whatsoever;

(c)	CKHP is duly licensed, registered and qualified to do business, is up-to-date in the filing of all required corporate returns and other notices and filings, had paid all governmental fees, taxes and stamp duty from it and is otherwise in good standing in all respects in the jurisdiction of its incorporation, and has not committed any breach of the requirements appropriate to a company as the same are laid down in the applicable laws, and all statutory records required to be kept or filed by CKHP have been properly kept or filed and comply with all requirements of any applicable legislation;

(d)	(i) there are no financial facilities (including loans, derivatives and hedging arrangements) outstanding or available to CKHP from any third party, (ii) CKHP has no borrowing of any description, (iii) there is no outstanding guarantee, indemnity, suretyship or security (whether or not legally binding) given by CKHP or for the benefit of CKHP, (iv) no Encumbrance has been given or entered into (or agreed to be given or entered into) by CKHP in respect of the borrowings or other obligations of itself or any person, (v) there are no liabilities, whether actual, contingent, quantified, unquantified or disputed of CKHP, and (vi) CKHP is not party to any contract or arrangement nor is aware of any act, omission or other thing which does or might place CKHP in breach of any provision of law;

(e)	(i) no party has a right to subscribe for, convert any debt for, or acquire any, shares of CKHP nor is CKHP under any obligation whatsoever to issue and allot new shares to any party; and (ii) CKHP has entered into an agency contract with Guangzhou YOROYAL Medical Technology Co., LTD.;

(f)	(i) CKHP is not involved, whether as claimant or defendant or other party, in any claim, legal action, proceeding, suit, litigation, mediation or arbitration, (ii) no such claim, legal action, proceeding, suit, litigation, mediation or arbitration is pending or threatened by or against CKHP, (iii) there is not outstanding against CKHP any judgment or order of any court and CKHP has not given to any court or other authority any undertaking or promise which is now binding upon it, and (iv) CKHP is not the subject of any investigation or enquiry by any government department or agency or under any statutory provision; and

(g)	(i) CKHP is able to pay its debts when due and has not entered into any arrangement or compromise with any creditors, (ii) neither CKHP nor any of its directors or creditors has presented any petition, application or other proceedings for administration, judicial management, creditors’ voluntary arrangement or similar relief by which the affairs, business or assets of CKHP are managed by a person appointed for the purpose by a court, governmental authority or similar body, or by any director or creditor or by CKHP itself nor has any such order or relief been granted or appointment made, (iii) no order has been made, petition or application presented, resolution passed or meeting convened for the purpose of winding-up of CKHP or whereby the assets of CKHP are to be distributed to creditors or shareholders or other contributories of CKHP, and (iv) no arrangement, procedure, step, order, petition, application, resolution or meeting, analogous to those described above has occurred, commenced or been taken or made in any jurisdiction.

11

SHARE purchase agreement

8.3.	Each of the Warranties is separate and independent and, unless otherwise specifically provided, is not limited by reference to any other Warranty or any other provision in this Agreement.

8.4.	Each Vendor acknowledges (a) that he/she has given the Warranties to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement; and (b) that the Purchaser was induced to enter into this Agreement by the Warranties given by each of the Vendors and has entered into this Agreement on the basis of, and in full reliance upon them.

8.5.	The Purchaser hereby represents and warrants to the Vendors on the date of this Agreement and on Completion that:

(a)	the Purchaser has full power and authority to:

(i)	execute and deliver this Agreement;

(ii)	purchase the Sale Shares; and

(iii)	comply with the provisions and perform his/her obligations under this Agreement;

(b)	this Agreement constitutes the legal, valid and binding obligations of the Purchaser enforceable in accordance with its terms;

(c)	the execution and delivery of, and the performance by the Purchaser of his/her obligations under this Agreement will not result in a breach of: (i) any agreement to which he/she is a party to or by which any of his/her assets are bound; or (ii) any order, judgment or decree of any governmental authority having jurisdiction over him;

(d)	the Purchaser is able to pay its debts when due and has not entered into any arrangement or compromise with any creditors; and

(e)	all information provided by the Purchaser to the Vendors under or in connection with this Agreement is true in all material respect and is not, by omission or otherwise, misleading in any material respect.

9.	CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

9.1.	Notwithstanding anything herein contained, the obligation of the Purchaser to complete the transactions provided for herein will be subject to the fulfillment of the following conditions at or prior to Completion:

(a)	the Warranties shall be true and accurate on the date hereof and at Completion with the same force and effect as though such Warranties had been made as of Completion (regardless of the date as of which such information is given), and the Vendor shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by the Vendor at or prior to Completion;

12

SHARE purchase agreement

(b)	no order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction shall have been made, and no action or proceedings shall be pending or threatened which, in the opinion of the Purchaser is likely to result in an order, decision or ruling:

(i)	to disallow, enjoin, prohibit or impose any limitations or conditions on the sale and purchase of the Sale Shares contemplated hereby or the right of the Purchaser to own the Sale Shares; or

(ii)	to impose any limitations or conditions which may have a material adverse effect on the business of the Company; and

(c)	all consents required to be obtained in order to carry out the transactions contemplated hereby in compliance with all laws and agreements binding upon the Parties and the Company shall have been obtained.

9.2.	Notwithstanding Completion, the provisions of this Agreement and the representations, warranties and undertakings contained or referred to herein shall (except insofar as they are fully satisfied on Completion) continue thereafter to subsist for so long as may be necessary for the purpose of giving effect to each and every one of those clauses in accordance with the terms hereof.

10.	Limitation on LIABILITIES

10.1.	The Purchaser may not claim for breach of this Agreement unless such claim has been notified to the Vendors within 12 months after the Completion Date.

10.2.	Each Vendor’s maximum aggregate liability in respect of any and all claims for a breach of this Agreement, including for a breach of Warranty, shall not exceed 10% of the value of such portion of the Consideration Shares as specified against their respective names in column (3) of Schedule 1. The Parties agree that for the purposes of this Clause 10.2, the value of each Consideration Shares shall be taken to be US$1.50.

11.	FURTHER ASSURANCES

11.1.	Each Vendor hereby agrees at the request and at the cost of the Purchaser to do, execute and perform such further acts, deeds, documents and things as the Purchaser may reasonably require effectively to vest the legal and beneficial ownership of the Sale Shares in the Purchaser free from all charges, liens, costs, expenses and encumbrances.

12.	COSTS

12.1.	Each Party shall bear his/her/its own costs in connection with the negotiation, preparation and implementation of this Agreement and all matters ancillary thereto.

13.	MISCELLANEOUS

13.1.	If any of the clauses, conditions, covenants or restrictions of this Agreement or any deed or document emanating from it shall be found to be void but would be valid if some part thereof were deleted or modified, then such clause, condition, covenant or restriction shall apply with such deletion or modification as may be necessary to make it valid and effective.

13

SHARE purchase agreement

13.2.	This Agreement shall be binding and inure for the benefit of the successors of the Parties but shall not be assignable.

13.3.	This Agreement contains the whole agreement between the Parties in respect of the subject matter of this Agreement and supersedes and replaces any prior written or oral agreements, representations or understandings between them relating to such subject matter.

13.4.	No variations of this Agreement shall be effective unless made in writing and signed by each of the Parties.

13.5.	Unless expressly provided to the contrary, all representations, warranties, undertakings, covenants, agreements and obligations made, given or entered into in this Agreement by more than one person are made, given or entered into jointly and severally.

14.	NOTICES

14.1.	Any notice required to be given hereunder shall be in writing in the English language and shall be served by sending the same by prepaid recorded post, email (if an email address has been provided below) or by delivering the same by hand to the address of the Party or Parties in question as set out below (or such other address as such Party or Parties shall notify the other Parties of in accordance with this clause). Any notice sent by post as provided in this clause shall be deemed to have been served five Business Days after despatch and any notice sent by email (if an email address has been provided below) shall be deemed to have been served immediately upon the time of the transmission of the email:

Vendors

Name:	Tan Meng Dong
Address:	11 Boon Teck Road, #07-02 Singapore 329585
Email:	mengdong38@yahoo.com

Name:	Zhang Guohui
Address:	08/33F, Hua Mei Ge, Lian Cheng Mei Yuan, Xin An Rd 59, Luo Huqu, Shen Zhen, Guang Dong, China
Email:	zhang.guohui@aliyun.com

Name:	Zhang Xin
Address:	RM E19/F, Blk A Tropi Cana Gdn 110 Lung Cheung Rd, Wong Tai Sin Sin, Hong Kong
Email:	cocozhang186@gmail.com

Name:	Chong Yew Phang
Address:	D-36-01, KL Traders Square, Jalan Gombak, Setapak 53000, Kuala Lumpur, Malaysia
Email:	chongyewphang@gmail.com

14

SHARE purchase agreement

Name:	Chong Yew Yen
Address:	No. 34, Jalan Perling 1/9, Taman Puchong Legenda, 47170 Puchong, Selangor, Malaysia
Email:	yuliachong79@gmail.com

Purchaser

Name:	EUDA Health Holdings Limited
Address:	1 Pemimpin Drive #12-07, One Pemimpin, Singapore 576151
Email:	kelvin@euda.com

15.	HEADINGS

15.1.	The headings in this Agreement are inserted for convenience only and shall not affect the construction or interpretation of this Agreement.

16.	COUNTERPARTS

16.1.	This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

17.	GOVERNING LAW

17.1.	The terms and conditions of this Agreement and the rights of the Parties hereunder shall be governed by and construed in all respects in accordance with the laws of the British Virgin Islands. The Parties hereby irrevocably agree that the courts of the British Virgin Islands shall have exclusive jurisdiction in respect of any dispute, suit, action, arbitration or proceedings (“Proceedings”) which may arise out of or in connection with this Agreement and waive any objection to Proceedings in the courts of the British Virgin Islands on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.

[remaining of this page is intentionally left blank]

15

SHARE purchase agreement

IN WITNESS WHEREOF the Parties have hereunto set their hands.

Vendors

/s/ Tan Meng Dong		)
Signed by Tan Meng Dong		)
in the presence of:		)

/s/ Vivian Tay
Name:	Vivian Tay
Designation:	Accounts Director

16

SHARE purchase agreement

/s/ Zhang Guohui		)
Signed by Zhang Guohui		)
in the presence of:		)

/s/ Vivian Tay
Name:	Vivian Tay
Designation:	Accounts Director

17

SHARE purchase agreement

/s/ Zhang Xin		)
Signed by Zhang Xin		)
in the presence of:		)

/s/ Vivian Tay
Name:	Vivian Tay
Designation:	Accounts Director

18

SHARE purchase agreement

/s/ Chong Yew Phang		)
Signed by Chong Yew Phang		)
in the presence of:		)

/s/ Ji Li
Name:	Ji Li
Designation:

19

SHARE purchase agreement

/s/ Chong Yew Yen		)
Signed by Chong Yew Yen		)
in the presence of:		)

/s/ Khor Sokkin
Name:	Khor Sokkin
Designation:

20

SHARE purchase agreement

Purchaser

/s/ Chen Wei Wen Kelvin
Signed by Chen Wei Wen Kelvin		)
for and on behalf of		)
EUDA Health Holdings Limited		)
in the presence of:		)

/s/ Alfred Lim
Name:	Alfred Lim
Designation:	Executive Director

21

SHARE purchase agreement

Schedule 1

SALE SHARES

No.	(1) Vendor	(2) Number of Sale Shares with par value of US$1.00 each	(3) Number of Consideration Shares with no par value	(4) Number of Additional Consideration Shares with no par value
1.	Tan Meng Dong	140	4,000,000	400,000
2.	Zhang Guohui	53	1,500,000	150,000
3.	Zhang Xin	52	1,500,000	150,000
4.	Chong Yew Phang	53	1,500,000	150,000
5.	Chong Yew Yen	52	1,500,000	150,000
	Total	350	10,000,000	1,000,000

22